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                                                               EXHIBIT 10.5.12


                     LIST OF OMITTED AMENDMENTS (THE "MICP
                     AMENDMENTS") TO EMPLOYMENT AGREEMENTS
                           with EXECUTIVE OFFICERS*
                     -------------------------------------


      1. Amendment to Employment Agreement, dated April 30, 1996, between MDT Corporation and J. Miles Branagan

      2. Amendment to Employment Agreement, dated May 10, 1996, between MDT Biologic Company and Melvin K. Nerby

      3. Amendment to Employment Agreement, dated as of May 15, 1996, between MDT Biologic Company and Michael L. Schneier

      4. Amendment to Employment Agreement, dated as of May 20, 1996, between MDT Diagnostic Company and Charles B. Swenson








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*    Each of the listed MICP Amendments is substantially in the form attached as
     Exhibit 10.5.11 to this Form 10-K, except with respect to the name of the executive executing such MICP Amendment. MDT Corporation agrees to furnish supplementally a copy of any of the omitted MICP Amendments to the Commission upon request.